FORM 8-K

                       SECURITIES and EXCHANGE COMMISSION
                              Washington D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or l5 (d) of
                      The Securities Exchange Act of 1934

                       MEDISCIENCE TECHNOLOGY CORPORATION
               (exact name of registrant as specified in charter)

        New Jersey               0-7405                     22-1937826
(state of Incorporation) (commission file No.) (IRS Employer Identification No.)

                1235 Folksone Way, Cherry Hill, New Jersey 08034
                    (address of principle executive offices)

       Registrant's telephone number, including area code (856) 428 7952
--------------------------------------------------------------------------------
                 (former address, if changed since last report)

Other Materially Important Events

     On November 17, 1999, Registrant, Mediscience Technology Corp, entered into an employment contract with Frank S. Castellana MD engaging him as president and Chief Executive Officer subject to a financial condition precedent Effective February 1, 2000.

     Upon satisfaction of it's condition precedent agreement and with the successful achievement of certain performance milestones over a three year period Framk S. Castellana MD could initially acquire various options and warrants representing seven percent of the registrant's outstanding common as of November 17, 1999

                              EMPLOYMENT AGREEMENT
                              --------------------

This Agreement dated November 17, 1999 (this "Agreement") by and between Mediscience Technology Corp., a New Jersey corporation ("MDSC"), 1235 Folksone Way, Cherry Hill, New Jersey 08034, and Frank S. Castellana ("Employee"), who resides at 227 Stuart Road East, Princeton, New Jersey 08540

                              W I T N E S S E T H:
                              = = = = = = = = = =

     For and in consideration of the covenants and undertakings set forth below, the parties hereto hereby agree as follows:

     1. MDSC agrees to employ Employee, and Employee accepts such employment, as President and Chief Executive Officer of MDSC on the terms and conditions and during the Term hereinafter set forth.

     2. The initial term of Employee's employment hereunder shall commence on February 1, 2000, or such other date as shall be mutually acceptable to Employee and the Board of Directors (the "Board") of MDSC (the "Commencement Date") and shall end on the third anniversary of the Commencement Date, said initial term to be automatically extended by additional one-year renewal terms unless either MDSC or Employee shall notify the other in writing, at least 120 days prior to the end of the then current term, of intent to terminate this Agreement as of the end of the then current term. In addition, this Agreement is terminable prior to the expiration of its term as above provided in this Section 2, as follows: (i) by MDSC for Cause (as such term is hereafter defined in Section 13 below), and (ii) upon the death or "permanent and total disability" (as such term is defined in section 22(e)(3) of the Code) of Employee. The term of this Agreement is herein referred to as the "Term")

     3. As President and Chief Executive Officer of MDSC, Employee shall, subject to the control of the Board, have general charge of the business and affairs of MDSC and shall have the direction of all other officers, agents and employees of MDSC (except the Chairman of the Board and Treasurer, who shall report directly to the Board). Employee may assign such duties to the other officers of MDSC as he deems appropriate. As President and Chief Executive Officer, Employee shall, when present, preside at all meetings of the shareholders of MDSC and shall also preside at all meetings of the Board at which the Chairman of the Board is not present. Employee shall be ex officio a member of all committees of the Board.

     4. Employee has prepared a comprehensive business plan for the transition of MDSC from a development stage to a profitable commercial company (the "Business Plan"). The Business Plan has been approved by the Board and by Sarnoff Corporation. Employee shall use his best efforts to cause MDSC to meet the goals and objectives of the Business Plan including, without limitation, promptly obtaining offers of equity investment in the Company on terms acceptable to the Board staged to meet the Business Plan requirements. Nothing herein shall require Employee to take any action which would require him to become registered as a broker, dealer, agent or finder under any applicable federal or state law.

     5. In consideration of Employee's services pursuant to this Agreement, during the Term MDSC shall pay Employee an annual base salary of $100,000, payable monthly in arrears. Annual base salary shall be subject to annual review based on the on- going financial capability of MDSC and MDSC's ability to timely satisfy the five critical milestones (each, a "Critical Milestone") described on page 54 of the Business Plan (i.e. the completion on budget of (i) preclinical toxicity studies within 9 months of the initial funding contemplated by the Business Plan (the "Initial Funding Date"), (ii) device development and preclinical validation within 15 months of the Initial Funding Date, (iii) phase I clinical trials within 24 months of the Initial Funding Date, (iv) phase 111 clinical trials and PMA submission to the FDA within 34-1/2 months of the Initial Funding Date and (v) PMA approval within 36 months of the Initial Funding Date). In addition, MDSC shall pay Employee a cash bonus of $50,000 per year for the timely achievement on the Critical Milestones and may also, in the discretion of the Board, pay Employee an additional bonus (either in cash or MDSC common stock at the election of the Board) upon MDSC's timely satisfaction on budget of each Critical Milestone so satisfied. In the event that the Term shall be ended by the death or the permanent and total disability of Employee, base salary and bonuses shall continue to be paid during the one-year period following the end of the Term.

     6. Employee acknowledges that MDSC does not now have any group life, disability or medical insurance, or cash bonus, deferred compensation, pension, retirement or other employee benefit plan of any kind or any liability insurance or director and officer insurance. Employee agrees that MDSC shall not be required to institute any of such plans or insurance until and unless its financial resources permit and then only to the extent contemplated by the Business Plan. Once instituted in accordance with the Business Plan, Employee shall be entitled to participate in all such plans and to be covered by all such insurance. Employee shall not be entitled to reimbursement for the cost of any insurance Employee obtains or maintains or for the cost or loss of opportunity to contribute to any pension or retirement plan, but shall be entitled to a car allowance and other fringe benefits up to a maximum of $25,000 per year during the Term (in addition to all fringe benefits required by law to be provided to Employee). During the Term, Employee shall be entitled to: (i) vacation time each year in accordance with MDSC's standard employee policy in respect thereof from time to time in effect in addition to the holidays normally observed by MDSC; and (ii) prompt reimbursement for reasonable out-of-pocket business expenses incurred by Employee and budgeted in the Business Plan in accordance with MDSC's standard employee reimbursement policy from time to time in effect. In addition, MDSC shall reimburse Employee for all reasonable expenses incurred by him prior to the Commencement Date in connection with preparing the Business Plan and conducting due diligence, which as of the date of this Agreement aggregate $700.

     7. To the maximum extent permitted by applicable law, MDSC shall indemnify Employee, and hold Employee harmless from and against, any loss, damage or claim to which Employee may become subject as the result of his acts or omissions as the President and Chief Executive Officer of MDSC, and shall provide at its own expense legal counsel to defend Employee in connection therewith. Such counsel shall be MDSC's counsel unless MDSC's counsel shall have a conflict of interest, in which case Employee may select counsel of his choice and MDSC shall promptly reimburse Employee for the reasonable fees and expenses of such counsel.

     8. During the Term, Employee shall devote his full time and energies to the business of MDSC. Notwithstanding the foregoing and provided that such activities do not materially impair the performance by Employee of his duties under this Agreement as President and Chief Executive Officer of MDSC, Employee shall not be prohibited from: (i) engaging in charitable and civic activities,
(ii) discharging those obligations which Employee is subject to on the date of this Agreement as summarized on Annex I hereto; (iii) continuing to participate in those businesses listed on Annex 2 hereto; and (iv) retaining for his personal benefit all fees, honoraria and profits from the activities permitted by clauses (i), (ii) and (iii) of this sentence.

     9. The Board has adopted an incentive stock option plan (the " 1999 Plan") complying with section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will recommend the 1999 Plan to MDSC's shareholders for their approval at the next annual meeting of shareholders of MDSC which will take place within 12 months after the date of the Board's adoption of the 1999 Plan. The 1999 Plan permits holders of options granted thereunder to pay the exercise price due upon their exercise of such options either with cash or shares of MDSC Common Stock valued at the fair market value of such shares at the time of such exercise. The 1999 Plan will provide for the maximum periods permitted by the Code during which the Option can be exercised following the death, permanent and total disability or termination of employment.

     10. On the date of this Agreement, MDSC will grant to Employee an incentive stock option pursuant to the 1999 Plan (the "Option") to purchase up to 914,373 shares of MDSC Common Stock at an option price of $.32 per share, subject to adjustment in the event of stock splits, reverse stock splits and other similar events and also in the event of the issuance of any shares of MDSC common stock in lieu of salary, consulting fees or services rendered, upon the exercise of any options (other than the Option) or warrants (other than the Warrant referred to in Section 11 below) or in the first round of equity financing contemplated by the Business Plan. Approval of this Employment Agreement by the Board shall also constitute the Board's approval of equally broad anti-dilution protection for the present equity positions (i.e. Common Stock, options, warrants, convertible promissory notes) of MDSC's two founders, Dr. Robert Alfano and Peter Katevatis. The Option will be exercisable: (a) to the extent of 304,791 shares from and after the later of: (i) the first anniversary of the date of this Agreement or (ii) the date on which MDSC shall have received at least $3.343 million in equity investments based upon the Business Plan; (b) to the extent of an additional 304,791 shares from and after the later of: (i) the second anniveraries of the date of this Agreement or (ii) the date on which MDSC shall have received at least $6.315 million in equity investments based upon the Business Plan; and (c) to the extent of an additional 304,791 shares from and after the later of: (i) the third anniversaries of the date of this Agreement or (ii) the date on which MDSC shall have received at least $9.052 million in equity investments based upon the Business Plan. Notwithstanding the foregoing provisions of this Section 10, the Option will be fully exercisable in the event of a "change in control" resulting from the sale, transfer or disposition of all or substantially all of the assets of MDSC, a merger involving MDSC in which a majority of the Board of Directors of the surviving entity is not composed of members of the Board of MDSC as of the day preceding the effective date of the merger, or the leveraged buyout of MDSC (a "Chan~e in Control"). The Option will expire on the tenth anniversary of the date of this Agreement.

     11. On the date of this Agreement, MDSC shall sell and Employee shall purchase for $ 100 a warrant to purchase up to 1,978,746 shares of MDSC Common Stock (the "Warrant") at an exercise price of $.05 per share for the first 150,000 shares exercised and at an exercise price of $.50 per share for the remaining 1,828,746 shares subject to the Warrant, subject to adjustment in the event of stock splits, reverse stock splits and other similar events and also in the event of the issuance of any shares of MDSC common stock in lieu of salary, consulting fees or services rendered upon the exercise of any options (other than the Option) or warrants (other than the Warrant) or in the first round of equity financing contemplated by the Business Plan. The Warrant will be exercisable: (a) to the extent of 150,000 shares from and after the Commencement Date; (b) to the extent of 609,582 shares from and after the later of: (i) the first anniversary of the date of this Agreement and (ii) the date on which MDSC shall have received at least $3.343 million in equity investments based upon the Business Plan, (c) to the extent of an additional 609,582 shares from and after the later of: (i) the second anniversaries of the date of this Agreement or (ii) the date on which MDSC shall have received at least $6.315 million in equity investments based upon the Business Plan; and (d) to the extent of an additional 609,582 shares from and after the later of: (i) the third anniversaries of the date of this Agreement or (ii) the date on which MDSC shall have received at least $9.052 million in equity investments based upon the Business Plan. Notwithstanding the foregoing provisions of this Section 11, the Warrant will be fully exercisable in the event of a Chamge in Control. MDSC shall credit Employee with $25,000 of exercise price in lieu of a signing bonus. The Warrant will expire on the tenth anniversary of the date of this Agreement.

     12. The Warrant and the Option will bear a legend to the effect that the Warrant or Option, as the case may be, and the shares of Common Stock of MDSC to be issued upon exercise thereof (respectively, the "Ol~tion Shares" and the "Warrant Shares") have not been registered under the Securities Act of 1933 (the "Act") or the Blue Sky laws of any jurisdiction (the "Blue Sky Laws"), that the Warrant and the Option have been, and if issued the Warrant Shares and the Option Shares will be, acquired by Employee for investment, and that neither the Warrant nor the Option nor the Warrant Shares nor the Option Shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the Warrant and/or the Warrant Shares or the Option and/or the Option Shares, as the case may be, under the Act and the Blue Sky Laws or an opinion of counsel to MDSC that registration is not required under the Act or the Blue Sky Laws. MDSC shall use its best efforts to include in any registration statement filed under the Act during the Term the same proportion of the total number Warrant Shares and Option Shares then owned by Employee as Peter Katevatis shall have included in such registration statement.

     13. In the event that Employee voluntarily terminates his employment or Employee's employment is terminated by MDSC for Cause, Employee shall be entitled to receive compensation and benefits earned by him and/or accruing to him prior to the date of such termination, prorated up to and including such date. In the event that Employee's employment is terminated by MDSC without Cause or in connection with a Change in Control, Employee shall be entitled to receive compensation and benefits earned by him and/or accruing to him prior to the date of such termination, prorated up to and including the first anniversary of such date or, if longer, until the scheduled expiration date of the Term. For purposes of this Agreement, "Cause" means any of the following: (i) any act or acts of Employee constituting a felony (or its equivalent) under the laws of the United States, any state thereof or any foreign jurisdiction; or (ii) any material breach by Employee of this Agreement or the policies of MDSC or any of its subsidiaries or the willful and persistent (after written notice to Employee) failure or refusal of Employee to perform his duties of employment or comply with any lawful directives of the Board; or (iii) a course of conduct by Employee amounting to gross neglect, willful misconduct or dishonesty; or (iv) any misappropriation of material property (whether real, personal, tangible or intangible) of MDSC by Employee; or (v) any misappropriation of a corporate or business opportunity of MDSC or any of its subsidiaries by Employee. Anything to the contrary herein notwithstanding, "Cause" shall not include Employee's failure or inability to meet or cause MDSC to meet any particular performance goals or targets or MDSC's dissatisfaction with Employee's achievements or the financial perfomance of MDSC.

     14. During Employee's employment by MDSC and during any time thereafter while Employee remains a member of the Board or a consultant to MDSC, he will develop and be exposed to confidential information and trade secrets of MDSC as well as similar information which MDSC has received from others (e.g. Sarnoff Corporation and CUNY) and considers to be confidential. Employee understands that the maintenance of the proprietary character of such information is vital to MDSC. Accordingly, at any time during Employee's employment and at all times thereafter, he will not disclose to others any such confidential information or trade secrets. The provisions of this Section 14 shall not apply after the proprietary information has been: (i) voluntarily disclosed to the public by MDSC; or (ii) independently developed and disclosed by others; or (iii) otherwise enters the public domain through lawful means.

     15. For an 18-month period following the termination of his employment under the terms of Section 2 above, Employee shall not for his account or in any other capacity (including as an officer, member, employee, consultant, partner, representative, sole proprietor or advisor of another) participate in any entity (or affiliate or connect with, or render service to, or furnish assistance or advice to, any person, corporation, firm or other organization), which, in competition with MDSC, (a) renders medical services or engages in research, development, marketing and/or manufacture of medical devices or equipment or (b) utilizes optical spectroscopy methods and instrumentation to: (i) differentiate dysplastic or malignant from nonmalignant tissue and cellular smears; (ii) determine the efficacy of vitamins and/or and other chemicals in reversing pre-cancerous conditions; (iii) differentiate between sterile and non-sterile environments; (iv) differentiate between residue and non-residue enviroments;
(v) create images in turbid media using time and space gated technology for optical mammography and tomography; or (vi) determine healing from sores, wounds and burns. Without limiting MDSC's other remedies, in the event of Employee's actual or threatened breach of this Section 15, MDSC shall be entitled to injunctive relief to enforce it.

     16. This Agreement shall inure to and be binding on the successors and assigns of MDSC. This Agreement contemplates personal services and shall not be assignable by Employee.

     17. This Agreement supersedes in its entirety all other agreements and understandings, both written and oral, regarding Employee's employment with MDSC.

     18. Unless otherwise hereinafter designated by either party, any notices or written communications under this Agreement shall be faxed and confirmed by certified mail to the respective addresses of the parties set forth above.

     19. This Agreement, the Option and the Warrant contain the entire understanding and agreement between the parties with respect to the subject matter hereof and thereof. The invalidity of any provision of this Agreement shall not impair the validity of any other provision. In the event that any provision herein which specifies a time period is or is held to be invalid or unenforceable, such time period shall be deemed to be the maximum enforceable time period consistent with applicable law. Any representations, promises or conditions in connection therewith not incorporated herein, in the Option or in the Warrant shall not be binding upon either party. No modification, waiver or agreement of termination of this Agreement shall be binding upon either party unless made in writing and signed for or on behalf of such party.

     20. This Agreement shall be construed in accordance with the laws of the State of New Jersey and MDSC and Employee hereby agree to submit any and all disputes to binding arbitration in New Jersey with the American Arbitration Association..

     IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first above written.

                                             MEDISCIENCE TECHNOLOGY CORP.

                                             By: /s/ Peter Katevatis
                                                 -------------------------------
                                                 Peter Katevatis
                                                 Chairman of the Board and Chief
                                                 Executive Officer


                                                 /s/ Frank S. Castellana
                                                 -------------------------------
                                                 Frank S. Castellana

                                   Annex A to
                              Employment Agreement
                             Dated November 17, 1999

The only continuing obligation of Employee which predates the Agreement is the consulting obligation to Behrman Capital. Employee's consulting obligation under this arrangement does not and will not be in areas that compete with those in which MDSC now or in the future engages.

                                   Annex B to
                              Employment Agreement
                             Dated November 17, 1999

The only businesses in which Employee participates which will require Employee's continuing participation are Roesch Scientific Corporation and C&K Associates. Such businesses do not and will not engage in activities which compete with those in which MDSC now or in the future engages.

SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, In Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized

                                             Mediscience Technology Corporation

                                             MEDISCIENCE TECHNOLOGY CORP.

                                             /s/ Peter Katevatis
                                             -----------------------------------
                                             Peter Katevatis, Esq., Chairman

Dated November l8, 1999